SECURITIES AND EXCHANGE COMMISSION

                          WASHINGTON, D. C. 20549


                                  FORM 8-K


                               CURRENT REPORT


                  Pursuant to Section 13 or 15(d) of the
                      Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): April 26, 2005



                             HIGHLANDS BANKSHARES, INC.
             (Exact name of registrant as specified in its charter)


      West Virginia                      0-16761               55-0650793
------------------------          -------------------        -------------
(State or other jurisdiction of  (Commission File Number)   (I.R.S. Employer
incorporation or organization)                              Identification No.)


       P. O. Box 929
  Petersburg, West Virginia                                       26847
--------------------------------                            ---------------
(Address of principal executive offices)                       (Zip Code)

       Registrant's telephone number, including area code (304) 257-4111


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

___ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

___ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

___ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

___ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02  Results of Operations and Financial Condition

        On April 26 2005, Highlands Bankshares, Inc. issued a press release announcing results for the quarter ended March 31, 2005. A copy of the press release is being furnished as Exhibit to this report and is incorporated by reference into this item 99.1.


Item 9.01 Financial Statements and Exhibits

        (a) Exhibits

            99.1  Press release issued April 26, 2005.



      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.




                                       HIGHLAND BANKSHARES, INC.
                                       (Registrant)

                                       /s/ R. ALAN MILLER
                                       ------------------------------
                                       R. Alan Miller
                                       Finance Officer

April 26, 2005